UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:                          (212) 850-1864

Date of fiscal year end:                          10/31

Date of reporting period:                       4/30/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Frontier Fund, Inc.

Mid-Year Report April 30, 2006 Seeking Growth in Capital Value Through Investments in Small-Company Stocks

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated
is a firm with a long tradition of
investment expertise, offering a broad
array of investment choices to help
today’s investors seek their long-term
financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	4

Understanding and
Comparing Your
Fund’s Expenses	6

Portfolio of Investments	7

Statement of Assets
and Liabilities	12

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	22

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	28

Board of Directors and
Executive Officers	34

Additional Fund
Information	35

To The Shareholders

Your mid-year shareholder report for Seligman Frontier Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended April 30, 2006, Seligman Frontier Fund delivered a total return of 20.37%, based on the net asset value of Class A shares. During the same period, the Fund’s peers, measured by the Lipper Small-Cap Growth Funds Average returned 19.43%, and the Fund’s benchmark, measured by the Russell 2000 Growth Index, returned 20.31%.

Thank you for your continued support of Seligman Frontier Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

June 16, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600	Outside the United States
New York, NY 10017		(800) 622-4597	24-Hour Automated
	General Counsel		Telephone Access Service
General Distributor	Sullivan & Cromwell LLP
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The Lipper Small-Cap Growth Funds Average excludes the effect of sales charges and taxes, and the Russell 2000 Growth Index excludes the effect of fees, sales charges and taxes. The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended April 30, 2006

		Average Annual

					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	14.62%	22.15%	3.74%	1.65%	n/a	n/a	n/a

Without Sales Charge	20.37	28.26	4.76	2.15	n/a	n/a	n/a

Class B

With CDSC†	14.91	22.28	3.60	n/a	n/a	n/a	n/a

Without CDSC	19.91	27.28	3.95	1.54 ‡	n/a	n/a	n/a

Class C

With Sales Charge and CDSC††	17.60	25.05	3.75	n/a	2.42%	n/a	n/a

Without Sales Charge and CDSC	19.79	27.27	3.97	n/a	2.56	n/a	n/a

Class D

With 1% CDSC	18.91	26.40	n/a	n/a	n/a	n/a	n/a

Without CDSC	19.91	27.40	3.97	1.36	n/a	n/a	n/a

Class I	20.76	29.11	n/a	n/a	n/a	7.02%	n/a

Class R

With 1% CDSC	19.14	26.72	n/a	n/a	n/a	n/a	n/a

Without CDSC	20.14	27.72	n/a	n/a	n/a	n/a	17.39%

Lipper Small-Cap Growth
Funds Average**	19.43	34.35	5.88	7.81	8.17	8.73	22.64

Russell 2000 Growth Index**	20.31	36.13	6.04	4.70	4.36	9.51	24.19

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

4/30/06	$14.30	$12.47	$12.47	$12.47	$14.72	$14.20

10/31/05	12.36	10.88	10.89	10.88	12.67	12.30

4/30/05	11.60	10.25	10.25	10.24	11.85	11.57

*	Returns for periods of less than one year are not annualized.

**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.8 billion as of April 30, 2006). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

††	The CDSC is 1% for periods up to 18 months.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets

				April 30,	October 31,
	Issues	Cost	Value	2006	2005

Common Stocks:

Aerospace and Defense	2	$2,109,469	$3,173,100	3.7	3.3

Air Freight and Logistics	1	803,383	1,484,834	1.7	1.5

Biotechnology	7	3,431,264	4,289,091	5.0	4.4

Building Products	1	674,823	689,040	0.8	—

Capital Markets	2	1,266,303	2,093,099	2.4	2.9

Chemicals	1	1,035,506	1,214,842	1.4	—

Commercial Banks	2	934,239	1,058,202	1.2	1.9

Commercial Services and Supplies	5	3,736,592	5,722,771	6.6	7.2

Communications Equipment	4	3,032,634	3,301,162	3.8	1.6

Computers and Peripherals	2	1,651,753	1,457,537	1.7	0.8

Construction and Engineering	1	543,714	884,996	1.0	0.9

Diversified Consumer Services	—	—	—	—	0.9

Diversified Telecommunication Services	—	—	—	—	0.6

Electrical Equipment	1	510,366	1,130,155	1.3	1.0

Electronic Equipment and Instruments	3	1,991,366	2,058,532	2.4	—

Energy Equipment and Services	7	4,639,047	5,847,514	6.8	8.1

Health Care Equipment and Supplies	9	5,835,347	6,415,555	7.4	7.8

Health Care Providers and Services	2	884,679	1,547,922	1.8	5.4

Hotels, Restaurants and Leisure	6	4,598,270	5,343,366	6.2	6.1

Index Derivatives	—	—	—	—	2.5

Insurance	3	1,644,686	1,553,930	1.8	—

Internet and Catalog Retail	1	851,617	1,404,988	1.6	1.0

Internet Software and Services	2	1,434,063	1,293,134	1.5	0.5

IT Services	2	1,094,130	1,434,790	1.7	2.9

Machinery	3	2,398,870	3,926,280	4.5	3.4

Marine	1	837,816	1,622,558	1.9	0.9

Media	1	503,870	562,666	0.7	0.9

Metals and Mining	2	875,902	1,525,687	1.8	0.8

Oil, Gas and Consumable Fuels	5	3,111,219	3,757,193	4.3	3.4

Pharmaceuticals	4	2,351,340	2,420,007	2.8	1.6

Road and Rail	1	490,092	793,892	0.9	2.9

Semiconductors and
Semiconductor Equipment	7	4,977,610	6,778,279	7.8	5.9

Software	8	5,367,040	6,913,942	8.0	12.1

Specialty Retail	1	766,399	1,148,583	1.3	4.3

Textiles, Apparel and Luxury Goods	1	1,124,898	1,172,516	1.4	0.7

Trading Companies and Distrbutors	2	1,470,579	2,030,387	2.3	—

	100	66,978,886	86,050,550	99.5	98.2

Short-Term Holding and
Other Assets Less Liabilities	1	422,268	422,268	0.5	1.8

Net Assets	101	$67,401,154	$86,472,818	100.0	100.0

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

ADC Telecommunications*	iShares Russell 2000 Growth Index Fund**

GSI Group*	La Quinta**

Agere Systems*	CACI International (Class A)

Cytec Industries*	AnnTaylor Stores**

Edwards Lifesciences*	Epicor Software**

ValueClick*	RARE Hospitality International**

DiamondCluster International*	Old Dominion Freight Line**

Nuance Communications*	Informatica

H&E Equipment Services*	Unit**

Complete Production Services*	Hyperion Solutions**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings†
April 30, 2006

Security	Value	Percent of Net Assets

Nuance Communications	$1,717,210	2.0

Ceradyne	1,640,040	1.9

American Commercial Lines	1,622,558	1.9

Resources Connection	1,594,175	1.8

Essex	1,533,060	1.8

UTI Worldwide	1,484,834	1.7

Kaydon	1,439,349	1.7

Hornbeck Offshore Services	1,436,508	1.7

Microsemi	1,410,415	1.6

Coldwater Creek	1,404,988	1.6

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio.

Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes short-term holdings.

Largest Industries
April 30, 2006

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of November 1, 2005 and held for the entire six-month period ended April 30, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual	Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	11/1/05	Ratio*	4/30/06	11/1/05 to 4/30/06	4/30/06	11/1/05 to 4/30/06

Class A	$1,000.00	1.97%	$1,203.70	$10.69	$1,014.95	$ 9.78

Class B	1,000.00	2.73	1,199.10	14.78	1,011.21	13.52

Class C	1,000.00	2.73	1,197.90	14.77	1,011.22	13.52

Class D	1,000.00	2.72	1,197.90	14.74	1,011.24	13.49

Class I	1,000.00	1.33	1,207.60	7.23	1,018.11	6.61

Class R	1,000.00	2.23	1,201.40	12.08	1,013.68	11.05

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges. J. & W. Seligman & Co. Incorporated, the Manager, has contractually undertaken to reimburse the Fund’s expenses, other than management and 12b-1 fees, that exceed 0.78% per annum of the Fund’s average daily net assets through at least February 28, 2007. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period November 1, 2005 to April 30, 2006, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments (unaudited)
April 30, 2006

	Shares	Value
Common Stocks 99.5%

Aerospace and Defense 3.7%

Ceradyne*	30,988	$ 1,640,040

Essex*	71,924	1,533,060

		3,173,100

Air Freight and Logistics 1.7%

UTI Worldwide	47,629	1,484,834

Biotechnology 5.0%

Bioenvision*	93,100	606,546

Cubist Pharmaceuticals*	34,300	777,924

Human Genome Sciences*	72,200	823,802

Maxygen*	62,400	516,048

Nektar Therapeutics*	43,000	925,360

Theravance*	11,090	310,575

ZymoGenetics*	16,080	328,836

		4,289,091

Building Products 0.8%

Goodman Global*	34,800	689,040

Capital Markets 2.4%

Affiliated Managers Group*	10,255	1,038,832

Apollo Investment	56,393	1,054,267

		2,093,099

Chemicals 1.4%

Cytec Industries	20,090	1,214,842

Commercial Banks 1.2%

Signature Bank*	14,100	498,083

Sterling Bancshares	33,793	560,119

		1,058,202

Commercial Services and Supplies 6.6%

American Reprographics*	15,300	542,691

Corrections Corporation of America*	25,148	1,128,642

DiamondCluster International*	119,497	1,233,807

Huron Consulting Group*	34,600	1,223,456

Resources Connection*	59,230	1,594,175

		5,722,771

Communications Equipment 3.8%

ADC Telecommunications*	52,680	1,179,769

Andrew*	38,155	403,489

C Cor Net*	68,426	558,014

CommScope*	35,095	1,159,890

		3,301,162

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2006

	Shares	Value
Computers and Peripherals 1.7%

Avid Technology*	20,467	$789,617

Emulex*	36,800	667,920

		1,457,537

Construction and Engineering 1.0%

Chicago Bridge & Iron (NY shares)	36,921	884,996

Electrical Equipment 1.3%

AMETEK	22,938	1,130,155

Electronic Equipment and Instruments 2.4%

GSI Group*	106,000	1,059,470

Itron*	8,704	583,777

Photon Dynamics*	21,794	415,285

		2,058,532

Energy Equipment and Services 6.8%

Atwood Oceanics*	12,102	645,642

Basic Energy Services*	20,050	668,266

Complete Production Services*	29,834	788,513

Helix Energy Solutions*	16,030	622,926

Hornbeck Offshore Services*	40,003	1,436,508

Hydril*	6,390	512,542

Universal Compression Holdings*	20,986	1,173,117

		5,847,514

Health Care Equipment and Supplies 7.4%

Advanced Medical Optics*	15,109	704,079

Arrow International	30,082	937,957

Beckman Coulter	7,600	390,336

Cytyc*	29,436	760,185

Edwards Lifesciences*	21,800	968,792

I-Flow*	53,200	727,244

Integra LifeSciences Holdings*	10,100	423,846

Inverness Medical Innovation*	24,910	647,660

PerkinElmer	39,900	855,456

		6,415,555

Health Care Providers and Services 1.8%

Covance*	9,700	565,995

Pediatrix Medical Group*	19,398	981,927

		1,547,922

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2006

	Shares	Value
Hotels, Restaurants and Leisure 6.2%

Buffalo Wild Wings*	23,300	$ 1,004,580

Morgans Hotel Group*	17,000	304,640

P.F. Chang's China Bistro*	8,897	379,279

Pinnacle Entertainment*	47,000	1,283,100

Texas Roadhouse (Class A)*	66,654	1,006,142

WMS Industries*	43,700	1,365,625

		5,343,366

Insurance 1.8%

American Equity Investment Life Holding	49,300	668,508

Endurance Specialty Holdings	11,200	346,752

Max Re Capital	22,018	538,670

		1,553,930

Internet and Catalog Retail 1.6%

Coldwater Creek*	50,214	1,404,988

Internet Software and Services 1.5%

Marchex (Class B)*	24,600	536,895

ValueClick*	44,894	756,239

		1,293,134

IT Services 1.7%

CACI International (Class A)*	7,052	441,032

SI International*	29,070	993,758

		1,434,790

Machinery 4.5%

Bucyrus International (Class A)	26,356	1,365,900

Kaydon	33,520	1,439,349

Kennametal	18,125	1,121,031

		3,926,280

Marine 1.9%

American Commercial Lines*	30,078	1,622,558

Media 0.7%

Harris Interactive*	117,100	562,666

Metals and Mining 1.8%

AMCOL International	21,660	624,241

Oregon Steel Mills*	18,200	901,446

		1,525,687

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2006

	Shares	Value
Oil, Gas and Consumable Fuels 4.3%

Alpha Natural Resources*	37,300	$936,603

Berry Petroleum (Class A)	9,398	692,633

Cabot Oil & Gas	17,169	845,745

Denbury Resources*	22,117	721,014

Plains Exploration and Production*	9,398	561,198

		3,757,193

Pharmaceuticals 2.8%

Aspreva Pharmaceuticals*	13,470	456,902

Medicines*	46,900	901,887

Noven Pharmaceuticals*	23,200	436,508

Valeant Pharmaceuticals International	34,900	624,710

		2,420,007

Road and Rail 0.9%

Landstar System	18,682	793,892

Semiconductors and Semiconductor Equipment 7.8%

Agere Systems*	71,900	1,130,268

ATMI*	29,285	831,108

DSP Group*	40,405	1,092,955

Formfactor*	22,028	920,110

Integrated Device Technology*	47,050	715,395

Microsemi*	51,522	1,410,415

Varian Semiconductor Equipment Associates*	71,900	678,028

		6,778,279

Software 8.0%

Cogent*	37,300	610,601

FileNet*	23,837	662,311

Jack Henry & Associates	33,445	750,673

Informatica*	43,064	662,109

Nuance Communications*	134,000	1,717,210

Sonic Solutions*	56,226	998,855

Wind River Systems*	49,500	564,052

Witness Systems*	40,640	948,131

		6,913,942

Specialty Retail 1.3%

The Children’s Place Retail Stores*	18,590	1,148,583

Textiles, Apparel and Luxury Goods 1.4%

Warnaco Group*	52,650	1,172,516

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2006

	Shares or
	Principal Amount	Value
Trading Companies and Distributors 2.3%

H&E Equipment Services*	35,721 shs.	$ 1,246,842

TransDigm Group*	31,684	783,545

		2,030,387

Total Common Stocks (Cost $66,978,886)		86,050,550

Repurchase Agreement 0.3%

State Street Bank 4.23%, dated 4/28/2006,
maturing 5/1/2006, in the amount of $234,082,
collateralized by: $245,000 US Treasury Notes 5.04%,
11/15/2007, with a fair market value of $241,363
(Cost $234,000)	$234,000	234,000

Total Investments (Cost $67,212,886) 99.8%		86,284,550

Other Assets Less Liabilities 0.2%		188,268

Net Assets 100.0%		$86,472,818

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2006

Assets:

Investments, at value:

Common stocks (cost $66,978,886)	$86,050,550

Repurchase agreement (cost $234,000)	234,000

Total investments (cost $67,212,886)	86,284,550

Cash (includes restricted cash of $2,000)	31,212

Receivable for securities sold	1,885,903

Receivable for Capital Stock sold	59,904

Expenses prepaid to shareholder service agent	58,102

Receivable for dividends and interest	5,844

Receivable from the Manager (Note 3)	4,243

Other	6,575

Total Assets	88,336,333

Liabilities:

Payable for securities purchased	1,457,270

Payable for Capital Stock repurchased	204,163

Management fee payable	67,966

Distribution and service (12b-1) fees payable	35,006

Accrued expenses and other	99,110

Total Liabilities	1,863,515

Net Assets	$86,472,818

Composition of Net Assets:

Capital Stock, at $0.10 par value; (500,000,000 shares authorized;
6,345,634 shares outstanding):

Class A	$365,442

Class B	48,839

Class C	21,123

Class D	169,018

Class I	30,022

Class R	119

Additional paid-in capital	59,525,652

Accumulated net investment loss	(789,351)

Undistributed net realized gain	8,030,290

Net unrealized appreciation of investments	19,071,664

Net Assets	$86,472,818

Net Asset Value Per Share:

Class A ($52,243,383 ÷ 3,654,419 shares)	$14.30

Class B ($6,089,500 ÷ 488,388 shares)	$12.47

Class C ($2,634,663 ÷ 211,232 shares)	$12.47

Class D ($21,069,740 ÷ 1,690,180 shares)	$12.47

Class I ($4,418,605 ÷ 300,223 shares)	$14.72

Class R ($16,927 ÷ 1,192 shares)	$14.20

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2006

Investment Income:

Dividends (net of foreign tax withheld of $352)	$127,963

Interest	33,892

Total Investment Income	161,855

Expenses:

Management fee	400,130

Distribution and service (12b-1) fees	209,689

Shareholder account services	186,506

Registration	47,864

Auditing and legal fees	41,682

Shareholder reports and communications	22,055

Custody and related services	18,017

Directors’ fees and expenses	4,854

Miscellaneous	5,946

Total Expenses	936,743

Reimbursement of Expenses (Note 3)	(6,530)

Total Expenses After Reimbursement	930,213

Net Investment Loss	(768,358)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	8,206,053

Net change in unrealized appreciation of investments	8,092,098

Net Gain on Investments	16,298,151

Increase in Net Assets from Operations	$15,529,793

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005

Operations:

Net investment loss	$(768,358)	$(1,899,355)

Net realized gain on investments	8,206,053	7,554,228

Net change in unrealized appreciation of investments	8,092,098	(3,348,121)

Increase in Net Assets from Operations	15,529,793	2,306,752

Distribution to Shareholders:

Net realized long-term gain on investments:

Class A	(1,895,498)	—

Class B	(321,560)	—

Class C	(114,088)	—

Class D	(912,914)	—

Class I	(151,371)	—

Class R	(269)	—

Decrease in Net Assets from Distribution	(3,395,700)	—

Capital Share Transactions:

Net proceeds from sales of shares	1,465,254	4,414,173

Exchanged from associated funds	405,286	1,310,596

Investment of gain distribution	3,113,028	—

Total	4,983,568	5,724,769

Cost of shares repurchased	(10,770,176)	(29,995,475)

Exchanged into associated funds	(1,174,375)	(7,726,487)

Total	(11,944,551)	(37,721,962)

Decrease in Net Assets from Capital Share Transactions	(6,960,983)	(31,997,193)

Increase (Decrease) in Net Assets	5,173,110	(29,690,441)

Net Assets:

Beginning of period	81,299,708	110,990,149

End of Period (net of accumulated net investment loss
of $789,351 and $20,993, respectively)	$86,472,818	$81,299,708

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event

Notes to Financial Statements (unaudited)

of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

	c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	e.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	g.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

	h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management and 12b-1 fees,

Notes to Financial Statements (unaudited)

that exceed 0.78% per annum of the Fund’s average daily net assets through at least February 28, 2007. For the six months ended April 30, 2006, the amount of expenses reimbursed by the Manager to the Fund was $6,530. At April 30, 2006, the Manager owed the Fund $4,243 relating to reimbursement.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,060 from sales of Class A shares. Commissions of $8,279 and $366 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2006, fees incurred under the Plan aggregated $60,507, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended April 30, 2006, amounted to $24.

For the six months ended April 30, 2006, fees incurred under the Plan, equivalent to 1% per annum (0.99% in the case of Class D) of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $32,951, $12,693, $103,515, and $23, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended April 30, 2006, such charges amounted to $1,386. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2006, Seligman Services, Inc. received commissions of $687 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $7,819, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $186,506 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements (unaudited)

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2006, the Fund’s potential obligation under the Guaranties is $37,100. As of April 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005, of $21,119 was paid to the participating director in January 2006. As of April 30, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. The Fund intends to maintain a committed line of credit. There were no borrowings during the six months ended April 30, 2006.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2006, amounted to $40,577,633 and $50,577,858, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2006, the cost of investments for federal income tax purposes was $67,294,939. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

Notes to Financial Statements (unaudited)

At April 30, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$20,826,454

Gross unrealized depreciation of portfolio securities	(1,836,843)

Net unrealized appreciation of portfolio securities	18,989,611

Undistributed ordinary income	2,472,383

Undistributed long-term capital gains	4,849,754

Total accumulated earnings	$26,311,748

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	54,161	$724,961	155,045	$1,969,116

Exchanged from associated funds	19,762	264,211	81,021	1,036,478

Investment of gain distribution	140,727	1,730,945	—	—

Converted from Class B*	102,889	1,352,508	259,688	3,305,278

Total	317,539	4,072,625	495,754	6,310,872

Cost of shares repurchased	(473,764)	(6,262,347)	(1,310,131)	(16,629,485)

Exchanged into associated funds	(47,894)	(649,394)	(364,198)	(4,641,397)

Total	(521,658)	(6,911,741)	(1,674,329)	(21,270,882)

Decrease	(204,119)	$(2,839,116)	(1,178,575)	$(14,960,010)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	10,814	$125,694	34,212	$382,921

Exchanged from associated funds	2,188	25,845	8,176	92,005

Investment of gain distribution	27,221	292,897	—	—

Total	40,223	444,436	42,388	474,926

Cost of shares repurchased	(67,521)	(781,768)	(278,808)	(3,135,496)

Exchanged into associated funds	(15,340)	(177,085)	(61,080)	(683,479)

Converted to Class A*	(117,715)	(1,352,508)	(293,913)	(3,305,278)

Total	(200,576)	(2,311,361)	(633,801)	(7,124,253)

Decrease	(160,353)	$(1,866,925)	(591,413)	$(6,649,327)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	6,901	$82,790	34,618	$396,071

Exchanged from associated funds	5,080	55,520	8,154	91,525

Investment of gain distribution	8,916	96,022	—	—

Total	20,897	234,332	42,772	487,596

Cost of shares repurchased	(34,227)	(388,836)	(67,178)	(747,068)

Exchanged into associated funds	(5,199)	(58,574)	(7,966)	(88,342)

Total	(39,426)	(447,410)	(75,144)	(835,410)

Decrease	(18,529)	$(213,078)	(32,372)	$(347,814)

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	24,654	$287,232	82,062	$926,064

Exchanged from associated funds	5,023	59,710	6,782	77,421

Investment of gain distribution	78,208	841,523	—	—

Total	107,885	1,188,465	88,844	1,003,485

Cost of shares repurchased	(242,548)	(2,826,688)	(710,384)	(7,958,663)

Exchanged into associated funds	(24,450)	(289,322)	(203,257)	(2,299,875)

Total	(266,998)	(3,116,010)	(913,641)	(10,258,538)

Decrease	(159,113)	$(1,927,545)	(824,797)	$(9,255,053)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	17,100	$234,550	55,519	$711,788

Investment of gain distribution	11,995	151,371	—	—

Total	29,095	385,921	55,519	711,788

Cost of shares repurchased	(37,619)	(509,310)	(109,641)	(1,429,742)

Decrease	(8,524)	$(123,389)	(54,122)	$(717,954)

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	720	$10,027	2,167	$28,213

Exchanged from associated funds	—	—	1,017	13,167

Investment of gain distribution	22	270	—	—

Total	742	10,297	3,184	41,380

Cost of shares repurchased	(91)	(1,227)	(7,409)	(95,021)

Exchanged into associated funds	—	—	(1,043)	(13,394)

Total	(91)	(1,227)	(8,452)	(108,415)

Increase (decrease)	651	$9,070	(5,268)	$(67,035)

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Frontier Fund, Inc.).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to

Notes to Financial Statements (unaudited)

impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney Generalís inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Six Months		Year Ended October 31,
	Ended
	4/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$12.36		$12.17	$11.49	$8.83	$10.65	$15.88

Income (Loss) from
Investment Operations:

Net investment loss	(0.10)		(0.21)	(0.21)	(0.18)	(0.16)	(0.11)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	2.54		0.40	0.89	2.84	(1.66)	(3.73)

Total from Investment Operations	2.44		0.19	0.68	2.66	(1.82)	(3.84)

Less Distributions:

Distributions from net realized
capital gain	(0.50)		—	—	—	—	(1.39)

Net Asset Value, End of Period	$14.30		$12.36	$12.17	$11.49	$8.83	$10.65

Total Return	20.37%		1.56%	5.92%#	30.12%	(17.09)%	(26.02)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$52,243		$47,699	$61,326	$70,355	$60,490	$99,320

Ratio of expenses to average net assets	1.97	%†	2.01%	2.06%	2.27%	1.93%	1.78%

Ratio of net investment loss
to average net assets	(1.59	)%†	(1.70)%	(1.75)%	(1.91)%	(1.59)%	(0.94)%

Portfolio turnover rate	48.19%		96.04%	83.73%	124.34%	91.00%	124.76%

Without expense reimbursement:ø

Ratio of expenses to average net assets	1.99	%†

Ratio of net investment loss
to average net assets	(1.61	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class B

	Six Months		Year Ended October 31,
	Ended
	4/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$10.88		$10.80	$10.28	$7.96	$9.67	$14.65

Income (Loss) from
Investment Operations:

Net investment loss	(0.13)		(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	2.22		0.35	0.79	2.55	(1.48)	(3.40)

Total from Investment Operations	2.09		0.08	0.52	2.32	(1.71)	(3.59)

Less Distributions:

Distributions from net
realized capital gain	(0.50)		—	—	—	—	(1.39)

Net Asset Value, End of Period	$12.47		$10.88	$10.80	$10.28	$7.96	$9.67

Total Return	19.91%		0.74%	5.06%#	29.15%	(17.68)%	(26.56)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$6,089		$7,060	$13,393	$17,977	$16,199	$24,550

Ratio of expenses to average net assets	2.73	%†	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss
to average net assets	(2.35	)%†	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	48.19%		96.04%	83.73%	124.34%	91.00%	124.76%

Without expense reimbursement:ø

Ratio of expenses to average net assets	2.75	%†

Ratio of net investment loss
to average net assets	(2.37	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class C

	Six Months		Year Ended October 31,
	Ended
	4/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$10.89		$10.81	$10.28	$7.95	$9.66	$14.65

Income (Loss) from
Investment Operations:

Net investment loss	(0.14)		(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	2.22		0.35	0.80	2.56	(1.48)	(3.41)

Total from Investment Operations	2.08		0.08	0.53	2.33	(1.71)	(3.60)

Less Distributions:

Distributions from net
realized capital gain	(0.50)		—	—	—	—	(1.39)

Net Asset Value, End of Period	$12.47		$10.89	$10.81	$10.28	$7.95	$9.66

Total Return	19.79%		0.74%	5.16%#	29.31%	(17.70)%	(26.63)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,635		$2,501	$2,832	$2,758	$1,484	$1,932

Ratio of expenses to average net assets	2.73	%†	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss
to average net assets	(2.35	)%†	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	48.19%		96.04%	83.73%	124.34%	91.00%	124.76%

Without expense reimbursement:ø

Ratio of expenses to average net assets	2.75	%†

Ratio of net investment loss
to average net assets	(2.37	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class D

	Six Months		Year Ended October 31,
	Ended
	4/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$10.88		$10.80	$10.27	$7.95	$9.66	$14.65

Income (Loss) from
Investment Operations:

Net investment loss	(0.13)		(0.27)	(0.27)	(0.23)	(0.23)	(0.19)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	2.22		0.35	0.80	2.55	(1.48)	(3.41)

Total from Investment Operations	2.09		0.08	0.53	2.32	(1.71)	(3.60)

Less Distributions:

Distributions from net
realized capital gain	(0.50)		—	—	—	—	(1.39)

Net Asset Value, End of Period	$12.47		$10.88	$10.80	$10.27	$7.95	$9.66

Total Return	19.91%		0.74%	5.16%#	29.18%	(17.70)%	(26.63)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$21,070		$20,120	$28,871	$33,455	$31,325	$49,821

Ratio of expenses to average net assets	2.72	%†	2.76%	2.82%	3.03%	2.69%	2.54%

Ratio of net investment loss
to average net assets	(2.34	)%†	(2.45)%	(2.51)%	(2.67)%	(2.35)%	(1.70)%

Portfolio turnover rate	48.19%		96.04%	83.73%	124.34%	91.00%	124.76%

Without expense reimbursement:ø

Ratio of expenses to average net assets	2.74	%†

Ratio of net investment loss
to average net assets	(2.36	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class I

	Six Months	Year Ended October 31,			11/30/01*
	Ended				to
	4/30/06	2005	2004	2003	10/31/02

Per Share Data:

Net Asset Value, Beginning of Period	$12.67	$12.39	$11.62	$8.88	$11.34

Income (Loss) from Investment Operations:

Net investment loss	(0.06)	(0.13)	(0.13)	(0.13)	(0.08)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	2.61	0.41	0.90	2.87	(2.38)

Total from Investment Operations	2.55	0.28	0.77	2.74	(2.46)

Less Distributions:

Distributions from net
realized capital gain	(0.50)	—	—	—	—

Net Asset Value, End of Period	$14.72	$12.67	$12.39	$11.62	$8.88

Total Return	20.76%	2.26%	6.63%#	30.86%	(21.69)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,419	$3,913	$4,497	$3,931	$2,343

Ratio of expenses to average net assets	1.33%†	1.33%	1.34%	1.72%	1.21	%†

Ratio of net investment
loss to average net assets	(0.95)%†	(1.02)%	(1.03)%	(1.38)%	(0.87	)%†

Portfolio turnover rate	48.19%	96.04%	83.73%	124.34%	91.00	%øø

Without expense reimbursement:ø

Ratio of expenses to average net assets					1.27	%†

Ratio of net investment loss
to average net assets					(0.93	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class R

			Year Ended
	Six Months		October 31,		4/30/03*
	Ended				to
	4/30/06		2005	2004	10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$12.30		$12.17	$11.48	$9.13

Income (Loss) from Investment Operations:

Net investment loss	(0.12)		(0.25)	(0.24)	(0.11)

Net realized and unrealized
gain on investments and
foreign currency transactions	2.52		0.38	0.93	2.46

Total from Investment Operations	2.40		0.13	0.69	2.35

Less Distributions:

Distributions from net
realized capital gain	(0.50)		—	—	—

Net Asset Value, End of Period	$14.20		$12.30	$12.17	$11.48

Total Return	20.14%		1.07%	6.01%#	25.74%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$17		$7	$71	$2

Ratio of expenses to average net assets	2.23	%†	2.25%	2.32%	2.48	%†

Ratio of net investment
loss to average net assets	(1.85	)%†	(1.94)%	(2.01)%	(2.17	)%†

Portfolio turnover rate	48.19%		96.04%	83.73%	124.34	%‡

Without expense reimbursement:ø

Ratio of expenses to average net assets	2.25	%†

Ratio of net investment loss
to average net assets	(1.87	)%†

*	Commencement of offering of shares.

†	Annualized.

ø	The Manager reimbursed certain expenses for the periods presented.

øø	For the year ended October 31, 2002.

‡	For the year ended October 31, 2003.

#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, and the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determinations with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement
8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors, Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Small-Cap Growth Funds Average over the one-, three-, five- and ten-year periods ended

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Russell 2000 Growth Index, and a group of nine competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund’s results lagged each benchmark by substantial amounts in the first nine months of 2005. However, the directors also noted that, while the Fund’s results had been above and below the various benchmarks in prior periods, the Fund had generally exceeded its benchmarks in 2001, 2002 and 2004. The directors also noted that the Fund’s relatively strong results in those years caused its Lipper ranking for the five-year period to fall close to the median, although less favorable results in 2003 and in the most recent nine months caused the Fund’s Lipper ranking to fall in the fourth quartile for the one-year and three-year periods. Based on their review, the directors concluded that the Fund’s investment performance over time was acceptable.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of 39 funds in the Lipper Small-Cap Growth Funds category having between $50 million and $1 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.95% was slightly higher than the average and the median for the peer group. The directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, it was unlikely to benefit from it in the next year.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio informa-

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

tion for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was the highest in the peer group and materially higher than the median and the average. The Manager explained that several factors contributed to the Fund’s relatively high expense ratio, including the Fund’s small size, the Fund’s large number of relatively small accounts and the Fund’s relatively high volume of purchase and redemption activity. The Manager noted that it had taken steps to reduce the Fund’s expense ratio in the past year by renegotiating arrangements with certain third-party administrators. The directors also noted that, effective March 1, 2005 and continuing until at least December 31, 2006, the Manager had undertaken to reimburse the Fund’s expenses (other than management and 12b-1 fees) to the extent such expenses exceed 0.78% per annum of average daily net assets, and that the effect of this undertaking was not reflected in the expense ratio information they reviewed. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3	Leroy C. Richie 1, 3

• Dean Emeritus, Fletcher School of Law	• Counsel, Lewis & Munday, P.C.
and Diplomacy at Tufts University	• Chairman and Chief Executive Officer,
• Chairman Emeritus, American Council	Q Standards Worldwide, Inc.
on Germany	• Director, Kerr-McGee Corporation, Infinity, Inc.
and Vibration Control Technologies, LLC
Alice S. Ilchman 2, 3	• Lead Outside Director, Digital Ally Inc.
• Director and Chairman, Highland Park Michigan
• President Emerita, Sarah Lawrence College	Economic Development Corp.
• Director, Jeannette K. Watson Fellowship and	• Chairman, Detroit Public Schools Foundation
Public Broadcasting Service
• Trustee, Committee for Economic Development	Robert L. Shafer 2, 3
• Governor of the Court of Governors, London
School of Economics	• Ambassador and Permanent Observer of the
Sovereign Military Order of Malta to the
Frank A. McPherson 2, 3	United Nations

• Retired Chairman of the Board and Chief	James N. Whitson 1, 3
Executive Officer, Kerr-McGee Corporation
• Director, DCP Midstream GP, LLP, Integris	• Retired Executive Vice President and Chief
Health, Oklahoma Chapter of the Nature	Operating Officer, Sammons Enterprises, Inc.
Conservancy, Oklahoma Medical Research	• Director, CommScope, Inc.
Foundation, Boys and Girls Clubs of Oklahoma,
Oklahoma City Public Schools Foundation and	Brian T. Zino
Oklahoma Foundation for Excellence in
Education	• Director and President,
J. & W. Seligman & Co. Incorporated
Betsy S. Michel 1, 3	• Chairman, Seligman Data Corp.
• Director, ICI Mutual Insurance Company,
• Trustee, The Geraldine R. Dodge Foundation	Seligman Advisors, Inc. and Seligman
Services, Inc.
William C. Morris	• Member of the Board of Governors,
Investment Company Institute
• Chairman, J. & W. Seligman & Co. Incorporated,
Carbo Ceramics Inc., Seligman Advisors, Inc.
and Seligman Services, Inc.
• Director, Seligman Data Corp.	Member: 1 Audit Committee
• President and Chief Executive Officer,	2 Director Nominating Committee
The Metropolitan Opera Association	3 Board Operations Committee

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Frederick J. Ruvkun

President and Chief Executive Officer	Vice President

Michael J. Alpert	Lawrence P. Vogel

Vice President	Vice President and Treasurer

Eleanor T. M. Hoagland	Frank J. Nasta

Vice President and Chief Compliance Officer	Secretary

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

[This Page Intentionally Left Blank.]

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This report is intended only for the information of
shareholders or those who have received the offering
prospectus covering shares of Capital Stock of
Seligman Frontier Fund, Inc., which contains infor-
mation about the investment objectives, risks,
charges and expenses of the Fund, each of which
should be considered carefully before investing or
sending money.                                                                 EQF3 4/06

ITEM 2. CODE OF ETHICS.
                         Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
                         Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                         Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
                         Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
                         Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                         Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
                         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)      The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule
30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 6, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	July 6, 2006

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule
30a-2(b) of the Investment Company Act of 1940.